J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan USD Emerging Markets Sovereign Bond ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 17, 2026

to the current Summary Prospectus, Prospectus and

Statement of Additional Information

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INVESTMENT POLICY, INVESTMENT STRATEGIES AND BENCHMARK

At its August 11-13, 2026 meeting, the Board of Trustees (“Board”) approved changes to the name, investment policy and investment strategies of the Fund.

The Fund currently expects that these changes will become effective on or about December 2, 2026 (the “Effective Date”). On the Effective Date, the new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund. You should refer to the New Prospectus for the Fund when it is available. Please note that the New Prospectus reflecting changes for the Fund is not yet effective and that, prior to the Effective Date, this information may change, in which case additional notification may be provided.

The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date. Please refer to the New Prospectus, once available, for a more complete discussion of the Fund’s strategies after the Effective Date.

JPMorgan USD Emerging Markets Sovereign Bond ETF

Name Change

The Fund’s new name will be: JPMorgan Active USD Emerging Markets Bond ETF.

Management Fee Change

On the Effective Date, the Fund’s Management Fees will decrease from 0.39% to 0.38%.

New 80% Policy

Under the existing 80% policy, under normal circumstances, the Fund invests at least 80% of its Assets in securities included in the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”) (the “Existing 80% Policy).

On the Effective Date, the Existing 80% Policy will be replaced with the following new 80% policy (“New 80% Policy”): The Fund invests at least 80% of the value of its Assets in emerging market debt investments denominated in U.S. dollars.

The New 80% Policy requires that the Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed (emerging markets).

For purposes of both the Existing 80% Policy and the New 80% Policy, the term “Assets” means net assets, plus the amount of borrowings for investment purposes.

Strategy Change

Under the existing strategy, the Fund is passively managed and seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index.

Beginning on the Effective Date, the Fund will become actively managed and seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

SUP-EMSBETF-826

Benchmark Change

Beginning on the Effective Date, the Fund’s primary benchmark will change from the JPMorgan Emerging Markets Risk-Aware Bond Index to the J.P. Morgan EMBI Global Diversified Index. The J.P. Morgan EMBI Global Diversified Index is a benchmark that tracks the performance of U.S. dollar-denominated emerging market debt. It measures total returns for instruments like sovereign bonds, quasi-sovereign bonds, and traded loans, applying a weighting rule that prevents large-issuing countries from dominating the index.

Transition Costs

As the Fund transitions to the new strategy, the Fund will sell a portion of its existing investments and, as a result, incur higher portfolio turnover. The Fund will incur transaction costs, such as commissions, which will be borne by the adviser. The Fund may also realize and/or distribute higher capital gains than might generally be expected under normal circumstances, a portion of which may be taxed as ordinary income for taxable accounts. The Fund’s estimated capital gain distribution, if any, will be available on the Fund’s website during the 4th quarter of 2026.

Portfolio Manager Change

In addition, on the Effective Date, Emil Babayev, Pierre Yves Bareau, Nick Eisinger and Turker Hamzaoglu, will be added as portfolio managers of the Fund, and Kush Purohit will be removed as a portfolio manager of the Fund. Please refer to the New Prospectus, once available, for more information about the Fund’s portfolio managers after the Effective Date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE